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                                                                  EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Nos. 33-80007, 333-21341 and 333-29517) on Form S-8 of ACT Networks, Inc. of
our report dated July 29, 1997 with respect to the consolidated financial statements and schedule of ACT Networks, Inc. included in this Annual Report (Form 10-K) for the year ended June 30, 1997.

                                                /s/ ERNST & YOUNG LLP
                                                ----------------------------
                                                    Ernst & Young LLP

Woodland Hills, California
September 26, 1997